UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report : May 20, 2010

Botetourt Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-49787	54-1867438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Main Street

Buchanan, Virginia 24066

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 540-591-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Botetourt Bankshares, Inc. held its Annual Meeting of Stockholders on May 19, 2010 (the Annual Meeting). At the Annual Meeting, the stockholders elected three directors to serve a three year term, expiring in 2013. The voting results are as follows:

Class I Name	Number of Votes FOR	Number of Votes AGAINST	Number of Broker Non-Votes

D. Bruce Patterson	839,040	217	—
F. Lindsey Stinnett	791,045	48,212	—
John B. Williamson, III	826,940	12,317	—

In addition, the following directors continue in office until the Annual Meeting of Stockholders in the year indicated:

Class II (Serving until 2011)

G. Lyn Hayth, III

Gerald A. Marshall

Tommy L. Moore

Class III (Serving until 2012)

Edgar K. Baker

Joyce R. Kessinger

H. Watts Steger, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Botetourt Bankshares, Inc.

/s/ Michelle A. Alexander
Date: May 20, 2010	Chief Financial Officer